                               POWER OF ATTORNEY
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KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint William A. Osborn and Peter L. Rossiter, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names in the capacities indicated below a Registration Statement on Form S-8 relating to unsecured obligations of Northern Trust Corporation to pay deferred compensation to participants under and pursuant to the terms of the Northern Trust Corporation Supplemental Thrift-Incentive Plan and any and all amendments (including post-effective amendments) to such a Registration Statement and to file any of the foregoing, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any one of them, to said Registration Statement, and any and all amendments thereto, and all that said attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned here hereunto executed this Power of Attorney this 20th day of July, 1999.

/s/ William A. Osborn
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William A. Osborn
Chairman of the Board,
Chief Executive Officer and Director

/s/ Perry R. Pero
---------------------------------------
Perry R. Pero
Senior Executive Vice President and
Chief Financial Officer

/s/ Harry W. Short
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Harry W. Short
Senior Vice President and Controller

/s/ Duane L. Burnham                        /s/ Arthur L. Kelly
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Duane L. Burnham                            Arthur L. Kelly
Director                                    Director

/s/ Dolores E. Cross                        /s/ William G. Mitchell
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Dolores E. Cross                            William G. Mitchell
Director                                    Director

/s/ Susan Crown                             /s/ Edward J. Mooney
---------------------------------------     ----------------------------------
Susan Crown                                 Edward J. Mooney
Director                                    Director

/s/ Robert S. Hamada                        /s/ Harold B. Smith
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Robert S. Hamada                            Harold B. Smith
Director                                    Director

/s/ Barry G. Hastings                       /s/ William D. Smithburg
---------------------------------------     ----------------------------------
Barry G. Hastings                           William D. Smithburg
Director                                    Director

/s/ Robert A. Helman                        /s/ Bide L. Thomas
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Robert A. Helman                            Bide L. Thomas
Director                                    Director


STATE OF ILLINOIS  )
                   )  SS
COUNTY OF COOK     )

     I, Victoria Antoni, a Notary Public in and for said County, in the aforesaid State, do hereby certify that the above-named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal as of the 20th day of July, 1999.



                                          /s/ Victoria Antoni
                                          --------------------------------
                                          NOTARY PUBLIC

My Commission Expires:     7-25-99
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